Line of Credit	12 Months Ended
Mar. 31, 2017
Notes to Financial Statements
Line of Credit

9 – LINE OF CREDIT

During fiscal 2017, a working capital line of credit, in the form of overdraft protection, was available at approximately $37,566 (equivalent to $50,000 Canadian, the Company’s functional currency) from the Company’s major financial institution. This credit facility is secured by the Company’s assets. Amounts drawn on this credit facility bear interest at the prime rate, as published by the Royal Bank of Canada, plus 2.15%.

In order to maintain the working capital line of credit the Company must maintain a Tangible Net Worth of greater than $150,000 Canadian dollars (equivalent to $112,697 US dollars) and a ratio of current assets to current liabilities greater than 1.10:1. The Company has not been in violation of these covenants during the year.

As at March 31, 2017 nothing was drawn down on this line of credit. The line of credit does not have defined expiration or renewal dates.